UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):	November 26, 2012

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-12619	43-1766315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Market Street
St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code	(314) 877-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

In a press release dated November 27, 2012 a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, Ralcorp Holdings, Inc. (“Ralcorp”) announced results for its fourth quarter ended September 30, 2012.

The information contained in Item 2.02 and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01.     Other Events.

On November 27, 2012, Ralcorp and ConAgra Foods, Inc. (“ConAgra”) issued a joint press release announcing that that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 26, 2012, by and among Ralcorp, ConAgra and Phoenix Acquisition Sub Inc., a wholly owned subsidiary of ConAgra (“Merger Subsidiary”), pursuant to which, on the terms and subject to the conditions set forth in the merger agreement, Ralcorp will  merge with Merger Subsidiary, whereupon the separate existence of Merger Subsidiary will cease and Ralcorp will be the surviving corporation and a wholly owned subsidiary of ConAgra.  A copy of the joint press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This document and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are sometimes identified by the use of terms and phrases such as “believe,” “should,” “would,” “expect,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may,” or similar expressions elsewhere in this document.  All forward-looking statements are subject to a number of important factors, risks, uncertainties, and assumptions that could cause actual results to differ materially from those described in any forward-looking statements, including but not limited to the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger.  These factors and risks include, but are not limited to, the strategic opportunity and perceived value to Ralcorp’s shareholders of the proposed merger, general economic conditions, accuracy of certain accounting assumptions, changes in actual or forecasted cash flows, competitive pressures, future sales volume, significant increases in the costs of certain commodities, timely implementation of price increases, successful execution of cost saving strategies, changes in tax laws, integration risks associated with recent acquisitions, changes in weighted average shares for diluted EPS, increases in transportation costs, and other financial, operational, and legal risks and uncertainties detailed from time to time in Ralcorp’s and ConAgra’s cautionary statements contained in their respective filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  The forward-looking statements included in this document are made only as of the date hereof.  Ralcorp disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law.

Additional Information and Where to Find It

Ralcorp intends to file with the SEC a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Ralcorp and will contain important information about the proposed merger and related matters.  RALCORP SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Ralcorp with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Ralcorp by contacting Investor Relations by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101.

Participants in the Solicitation

Ralcorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ralcorp shareholders in connection with the proposed merger.  Information about Ralcorp’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on January 13, 2012, and its Annual Report on Form 10-K for the year ended September 30, 2011, which was filed with the SEC on December 14, 2011 and on September 12, 2012.  These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101, or by going to Ralcorp’s Investor Relations page on its corporate website at www.ralcorp.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement that Ralcorp intends to file with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Fourth Quarter Earnings Press Release, dated November 27, 2012, issued by Ralcorp Holdings, Inc.
99.2	Joint Press Release, dated November 27, 2012, issued by ConAgra Foods, Inc. and Ralcorp Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
Date: November 27, 2012	By: /s/ S. Monette___________________
Name: S. Monette
Title: Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Fourth Quarter Earnings Press Release, dated November 27, 2012, issued by Ralcorp Holdings, Inc.
99.2	Joint Press Release, dated November 27, 2012, issued by ConAgra Foods, Inc. and Ralcorp Holdings, Inc.